AMENDED AND RESTATED
                                   SCHEDULE A
                           DATED FEBRUARY 23, 2016 TO
                       THE ADVISORS' INNER CIRCLE FUND II
                        AMENDED AND RESTATED RULE 18F-3
                              MULTIPLE CLASS PLAN
                            DATED FEBRUARY 21, 2007

                        HANCOCK HORIZON FAMILY OF FUNDS


-------------------------------------------------------------------------------------------------------------------
                                                                                                INSTITUTIONAL
                               INSTITUTIONAL        INVESTOR      CLASS C         CLASS D           SWEEP
                               CLASS SHARES          CLASS        SHARES          SHARES        CLASS SHARES
                                                     SHARES
-------------------------------------------------------------------------------------------------------------------
Government Money
Market Fund                           X                 X                                              X
-------------------------------------------------------------------------------------------------------------------
Core Bond Fund                        X                 X            X
-------------------------------------------------------------------------------------------------------------------
Value Fund                            X                 X            X
-------------------------------------------------------------------------------------------------------------------
Growth Fund                           X                 X            X
-------------------------------------------------------------------------------------------------------------------
Burkenroad Small Cap                  X                 X                            X
Fund
-------------------------------------------------------------------------------------------------------------------
Diversified International
Fund                                  X                 X            X
-------------------------------------------------------------------------------------------------------------------
Quantitative Long/Short
Fund                                  X                 X            X
-------------------------------------------------------------------------------------------------------------------
Louisiana Tax-Free
Income Fund                           X                 X            X
-------------------------------------------------------------------------------------------------------------------
Mississippi Tax-Free
Income Fund                           X                 X            X
-------------------------------------------------------------------------------------------------------------------
Diversified Income Fund               X                 X            X
-------------------------------------------------------------------------------------------------------------------
U.S. Small Cap Fund                   X                 X            X
-------------------------------------------------------------------------------------------------------------------
Dynamic Asset Allocation              X                 X            X
Fund
-------------------------------------------------------------------------------------------------------------------
International Small Cap               X                 X            X
Fund
-------------------------------------------------------------------------------------------------------------------
Microcap Fund                         X                 X            X
-------------------------------------------------------------------------------------------------------------------

                                                                     EXHIBIT A.1

                        HANCOCK HORIZON FAMILY OF FUNDS

                        CERTIFICATE OF CLASS DESIGNATION

                           Institutional Class Shares

1.   CLASS-SPECIFIC DISTRIBUTION ARRANGEMENTS, OTHER EXPENSES

     Institutional Class Shares ("Trust Shares") are sold without a load or sales charge and are not subject to a Rule 12b-1 fee.

2.   ELIGIBILITY OF PURCHASERS

     Institutional Class Shares are offered to investment professionals and financial institutions for their own or their customers' accounts and may require a minimum initial investment (as described in the prospectus).


3.   EXCHANGE PRIVILEGES

     Institutional Shares of each Fund may be exchanged for Institutional Shares of each other Hancock Horizon Fund in accordance with the procedures disclosed in the Fund's prospectus and subject to any applicable limitations resulting from the closing of Funds to new investors.

4.   VOTING RIGHTS

     Each shareholder of Institutional Shares will have one vote for each full Institutional Share held and a fractional vote for each fractional Institutional Share held. Shareholders of Institutional Shares will have exclusive voting rights regarding any matter submitted to shareholders that relates solely to Institutional Shares (such as a distribution plan or service agreement relating to Institutional Shares), and will have separate voting rights on any other matter submitted to shareholders in which the interests of the shareholders of Institutional Shares differ from the interests of holders of any other class.

5.   CONVERSION RIGHTS

     Shareholders of Institutional Class Shares of one Hancock Horizon Fund may convert such Institutional Class Shares into another class of Shares of the same Hancock Horizon Fund (an "Intra-Fund Conversion"), if and to the extent an applicable Intra-Fund Conversion privilege is disclosed in the prospectus for such Hancock Horizon Fund and subject to the terms and conditions set forth in the prospectus, provided that the shareholder requesting the Intra-Fund Conversion meets the eligibility requirements of such other class of Shares.

     In addition, in the event that a shareholder no longer meets the eligibility requirements for investment in Institutional Class Shares, a Hancock Fund may, in its discretion, elect to convert such shareholder's Institutional Class Shares into another class of Shares.

                                                                     EXHIBIT A.2

                        HANCOCK HORIZON FAMILY OF FUNDS

                        CERTIFICATE OF CLASS DESIGNATION

                             Investor Class Shares

1.   CLASS-SPECIFIC DISTRIBUTION ARRANGEMENTS; OTHER EXPENSES

     Investor Class Shares are sold without a load or sales charge, but may be subject to a Rule 12b-1 fee. The Trust, on behalf of each Fund, will make monthly payments to the distributor under the distribution plan approved by the Board of Trustees at an annual rate of up to 0.25% of each Fund's average daily net assets attributable to Investor Class Shares. The distributor will use its fee for expenses associated with the promotion and sale of each Fund's Investor Class Shares including, without limitation, travel and communication expenses and expenses for the compensation of and benefits for sales personnel. Investor Class Shares also may be subject to shareholder servicing fees (as described in the prospectus and shareholder service plan).

2.   ELIGIBILITY OF PURCHASERS

     Investor Class Shares are offered to investment professionals and financial institutions for their own or their customers' accounts and may require a minimum initial investment (as described in the prospectus).

3.   EXCHANGE PRIVILEGES

     Investor Class Shares may be exchanged for Investor Class Shares of each other Hancock Horizon Fund in accordance with the procedures disclosed in the Fund's prospectus and subject to any applicable limitations resulting from the closing of Funds to new investors. Investor Class Shares shareholders who are eligible to invest in Institutional Class shares are eligible to exchange their Investor Class Shares for Institutional Class shares of the same fund, if offered in their state. No sales charges or other charges will apply to any such exchange.


4.   VOTING RIGHTS

     Each shareholder of Investor Class Shares will have one vote for each full Investor Class Share held and a fractional vote for each fractional Investor Class Share held. Shareholders of Investor Class Shares will have exclusive voting rights regarding any matter submitted to shareholders that relates solely to Investor Class Shares (such as a distribution plan or service agreement relating to the Investor Class Shares), and will have separate voting rights on any other matter submitted to shareholders in which the interests of the shareholders of Investor Class Shares differ from the interests of holders of any other class.

5.   CONVERSION RIGHTS

     Shareholders of Investor Class Shares of one Hancock Horizon Fund may convert such Investor Class Shares into another class of Shares of the same Hancock Horizon Fund (an "Intra-Fund Conversion"), if and to the extent an applicable Intra-Fund Conversion privilege is disclosed in the prospectus for such Hancock Horizon Fund and subject to the terms and conditions set forth in the prospectus, provided that the shareholder requesting the Intra-Fund Conversion meets the eligibility requirements of such other class of Shares.

                                                                     EXHIBIT A.3

                        HANCOCK HORIZON FAMILY OF FUNDS

                        CERTIFICATE OF CLASS DESIGNATION

                                 Class C Shares

1.   CLASS-SPECIFIC DISTRIBUTION ARRANGEMENTS; OTHER EXPENSES

     Class C Shares are sold without a load or sales charge, but may be subject to a Rule 12b-1 fee. The Trust, on behalf of each Fund, will make monthly payments to the distributor under the distribution plan approved by the Board of Trustees at an annual rate of up to 0.75% of each Fund's average daily net assets attributable to the Class C Shares. The distributor will use its fee for expenses associated with the promotion and sale of the Fund's Class C Shares, including, without limitation, travel and communication expenses and expenses for the compensation of and benefits for sales personnel. Class C Shares also may be subject to shareholder servicing fees (as described in the prospectus and shareholder service plan).

2.   ELIGIBILITY OF PURCHASERS

     Class C Shares are offered to investment professionals and financial institutions for their own or their customers' accounts and may require a minimum initial investment (as described in the prospectus).

3.   EXCHANGE PRIVILEGES

     Class C Shares may be exchanged for Class C Shares of each other Hancock Horizon Fund in accordance with the procedures disclosed in the Fund's prospectus and subject to any applicable limitations resulting from the closing of Funds to new investors.

4.   VOTING RIGHTS

     Each shareholder of Class C Shares will have one vote for each full Class C Share held and a fractional vote for each fractional Class C Share held. Shareholders of Class C Shares will have exclusive voting rights regarding any matter submitted to shareholders that relates solely to the Class C Shares (such as a distribution plan or service agreement relating to the Class C Shares), and will have separate voting rights on any other matter submitted to shareholders in which the interests of the shareholders of Class C Shares differ from the interests of holders of any other class.

5.   CONVERSION RIGHTS

     Shareholders of Class C Shares of one Hancock Horizon Fund may convert such Class C Shares into another class of Shares of the same Hancock Horizon Fund (an "Intra-Fund Conversion"), if and to the extent an applicable Intra-Fund Conversion privilege is disclosed in the prospectus for such Hancock Horizon Fund and subject to the terms and conditions set forth in the prospectus, provided that the shareholder requesting the Intra-Fund Conversion meets the eligibility requirements of such other class of Shares.

                                                                     EXHIBIT A.4

                        HANCOCK HORIZON FAMILY OF FUNDS

                        CERTIFICATE OF CLASS DESIGNATION

                        Institutional Sweep Class Shares

1.   CLASS-SPECIFIC DISTRIBUTION ARRANGEMENTS; OTHER EXPENSES

     Institutional Sweep Class Shares ("Institutional Sweep Shares") are sold without a load or sales charge and are not subject to a Rule 12b-1 fee. Institutional Sweep Shares may be subject to shareholder servicing fees (as described in the prospectus and shareholder services plan).

2.   ELIGIBILITY OF PURCHASERS

     Institutional Sweep Shares are for investors participating in cash sweep and cash management programs offered through the Hancock Bank Trust & Financial Services Group and may be subject to purchase limitations or require a minimum initial investment amount (as described in the prospectus).

3.   EXCHANGE PRIVILEGES

     Institutional Sweep Shares do not currently have an exchange privilege.

4.   VOTING RIGHTS

     Each shareholder of Institutional Sweep Shares will have one vote for each full Institutional Sweep Share held and a fractional vote for each fractional Institutional Sweep Share held. Shareholders of Institutional Sweep Shares will have exclusive voting rights regarding any matter submitted to shareholders that relates solely to the Institutional Sweep Shares (such as a distribution plan or service agreement relating to the Institutional Sweep Shares), and will have separate voting rights on any other matter submitted to shareholders in which the interests of the shareholders of Institutional Sweep Shares differ from the interests of holders of any other class.

5.   CONVERSION RIGHTS

     Shareholders of Institutional Sweep Shares of one Hancock Horizon Fund may convert such Institutional Sweep Shares into another class of Shares of the same Hancock Horizon Fund (an "Intra-Fund Conversion"), if and to the extent an applicable Intra-Fund Conversion privilege is disclosed in the prospectus for such Hancock Horizon Fund and subject to the terms and conditions set forth in the prospectus, provided that the shareholder requesting the Intra-Fund Conversion meets the eligibility requirements of such other class of Shares.

                                                                     EXHIBIT A.5

                        HANCOCK HORIZON FAMILY OF FUNDS

                        CERTIFICATE OF CLASS DESIGNATION

                                 Class D Shares

1.   CLASS-SPECIFIC DISTRIBUTION ARRANGEMENTS, OTHER EXPENSES

     Class D Shares are sold without a load or sales charge, but may be subject to a Rule 12b-1 fee. The Trust, on behalf of each Fund, will make monthly payments to the distributor under the distribution plan approved by the Board of Trustees at an annual rate of up to 0.25% of the Fund's average daily net assets attributable to Class D Shares. The distributor will use its fee for expenses associated with the promotion and sale of the Fund's Class D Shares, including, without limitation, travel and communication expenses and expenses for the compensation of and benefits for sales personnel. Class D Shares also may be subject to shareholder servicing fees (as described in the prospectus and shareholder service plan).

2.   ELIGIBILITY OF PURCHASERS

     Class D Shares are available to individual and institutional investors and may be subject to purchase limitations or require a minimum initial investment amount (as described in the prospectus).

3.   EXCHANGE PRIVILEGES

     Class D Shares of each Fund may be exchanged for Class D Shares of each other Hancock Horizon Fund in accordance with the procedures disclosed in the Fund's prospectus and subject to any applicable limitations resulting from the closing of Funds to new investors.

4.   VOTING RIGHTS

     Each shareholder of Class D Shares will have one vote for each full Class D Share held and a fractional vote for each fractional Class D Share held. Shareholders of Class D Shares will have exclusive voting rights regarding any matter submitted to shareholders that relates solely to Class D Shares (such as a distribution plan or service agreement relating to Class D Shares), and will have separate voting rights on any other matter submitted to shareholders in which the interests of the shareholders of the Class D Shares differ from the interests of holders of any other class.

5.   CONVERSION RIGHTS

     Shareholders of Class D Shares of one Hancock Horizon Fund may convert such Class D Shares into another class of Shares of the same Hancock Horizon Fund (an "Intra-Fund Conversion"), if and to the extent an applicable Intra-Fund Conversion privilege is disclosed in the prospectus for such Hancock Horizon Fund and subject to the terms and conditions set forth in the prospectus, provided that the shareholder requesting the Intra-Fund Conversion meets the eligibility requirements of such other class of Shares.